Exhibit 31.1

CERTIFICATION PURSUANT TO

EXCHANGE ACT RULES 13A-14 AND 15D-14,

AS ADOPTED PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, William D. Zollars, certify that:

(1)	I have reviewed this report on Form 10-K/A (Amendment No. 1) of YRC Worldwide Inc.; and

(2)	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: March 25, 2010	/s/ William D. Zollars
William D. Zollars
Chairman of the Board of Directors &
Chief Executive Officer